UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 8, 2023

MULTI SOLUTIONS II, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-12162			22-2418056
(Commission File Number)			(I.R.S. Employer Identification No.)

4400 Biscayne Boulevard	Miami	Florida	33137
(Address of Principal Executive Offices)			(Zip Code)

(305) 579-8000
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities Registered Pursuant to 12(b) of the Act:

Title of each class:	Trading	Name of each exchange
	Symbol(s)	on which registered:
Common stock, par value $0.001 per share	MUSS	None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01. Changes in Registrant’s Certifying Accountant

Dismissal of Current Independent Registered Certified Public Accounting Firm

On September 8, 2023, Multi Solutions II, Inc. (the "Company") dismissed Marcum LLP (“Marcum”) as the Company’s independent registered certified public accounting firm, effective September 8, 2023. The decision to change principal accountants was approved by both the Company's Audit Committee (the “Audit Committee”) and its Board of Directors.

Marcum’s audit reports on the Company’s financial statements as of and for the fiscal years ended January 31, 2023 and January 31, 2022 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

During the fiscal years ended January 31, 2023 and January 31, 2022 and in the interim subsequent period through September 8, 2023, there were (i) no disagreements with Marcum on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, any of which, if not resolved to Marcum’s satisfaction, would have caused Marcum to make reference thereto in their reports, and (ii) no “reportable events” as defined by Item 304(a)(1)(v) of Regulation S-K.

The Company provided Marcum with a copy of disclosures it is making in this Form 8-K and requested that Marcum furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made herein. A copy of Marcum’s letter, dated September 13, 2023, is filed as Exhibit 16.1 hereto.

Engagement of New Independent Registered Certified Public Accounting Firm

On September 8, 2023, the Audit Committee appointed, with the approval of the Board of Directors, Novogradac & Company LLP ("Novogradac") as the Company’s independent registered certified public accounting firm for the Company’s fiscal year ending January 31, 2024. On September 8, 2023, the Company engaged Novogradac as its independent registered certified public accounting firm for the Company’s fiscal year ending January 31, 2024.

During the fiscal years ended January 31, 2023 and January 31, 2022, and the subsequent interim period through the date of this filing, neither the Company nor anyone on its behalf has consulted with Novogradac regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that Novogradac concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K, or (iii) any “reportable event” as defined by Item 304(a)(1)(v) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits

(c)Exhibit.

Exhibit No.	Exhibit
16.1	Letter from Marcum LLP

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MULTI SOLUTIONS II, INC.

By:	/s/ J. Bryant Kirkland III
J. Bryant Kirkland III
President and Chief Executive Officer
Date: September 13, 2023